UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 28, 2009
Western Digital Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-08703	33-0956711

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20511 Lake Forest Drive, Lake Forest, California	92630

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 672-7000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
SIGNATURES

Item 7.01 Regulation FD Disclosure.
At meetings with investors and analysts this week and next, executives of Western Digital Corporation (the “Company”) will provide an update regarding current Company and hard drive industry dynamics.
Specifically, the Company expects to discuss, among other things, the following:
•	Demand for the Company’s fourth fiscal quarter ending on July 3, 2009, is tracking ahead of the expectations which the Company outlined in its last earnings call on April 23, 2009.

•	At this point in the quarter:
o	Company shipping linearity is ahead of plan.

o	Industry and Company weeks of inventory remain at historically low levels.

o	Price declines have been at the lower end of the anticipated range for desktop and notebook products and within the expected range for branded, consumer electronics and enterprise products.
•	Actual industry demand, competitive conditions and Company execution in the month of June will determine the final outcome for the current quarter.
This Form 8-K contains forward-looking statements, including statements concerning: hard drive industry demand in the fourth fiscal quarter; the Company’s shipments; inventory levels; and pricing in the various hard drive markets. These foregoing forward-looking statements are based on WD’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including: the impact of current negative global economic conditions; supply and demand conditions in the hard drive industry; actions by competitors; unexpected advances in competing technologies; uncertainties related to the development and introduction of products based on new technologies and expansion into new data storage markets; business conditions and growth in the various hard drive markets; pricing trends and fluctuations in average selling prices; changes in the availability and cost of commodity materials and specialized product components that WD does not make internally; and other risks and uncertainties listed in WD’s recent Form 10-Q filed with the SEC on April 24, 2009, to which your attention is directed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and WD undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation
May 28, 2009	By:	Raymond M. Bukaty
		Name:	Raymond M. Bukaty
		Title:	Senior Vice President, Administration, General Counsel and Secretary